Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Roberto Jesus Valdes, President, Principal Executive Officer, Principal Financial Officer,  Director of International Land Alliance, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)   The Quarterly Report on Form 10 - Q of the Company for the period ended June 30, 2018 (the "Report") fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

Date:  August 20, 2018

/s/ Roberto Jesus Valdes
Roberto Jesus Valdes
Chief Executive Officer, President,
Principal Executive Officer,

A signed original of this written statement required by § 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.